MUNIYIELD
MICHIGAN
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #16427 -- 4/97



MuniYield Michigan Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.419 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.67%, based on a month-end per share net asset value of $14.90. Over the same period, the total investment return on the Fund's Common Stock was +1.33%, based on a change in per share net asset value from $15.16 to $14.90, and assuming reinvestment of $0.424 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.39%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three months ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the six-month period ended April 30, 1997, we generally maintained the neutral strategy we had adopted in late 1996. However, in recent months we positioned the Fund slightly more defensively given the FRB's apparent intention to raise short-term interest rates further to insure that economic growth slows and any potential inflationary pressures are halted. We expect growth to slow eventually and interest rates to fall in response.

Under ordinary circumstances, the FRB's actions impact the economy only after a considerable period of time, usually measured in quarters, not months. The action by the FRB was taken in late March, so typically we would expect the economy to begin to slow by the beginning of the fourth quarter of 1997, at the earliest. However, prospects for material progress on reducing the Federal budget deficit may significantly alter historic patterns of FRB actions and its consequences. Should significant Federal budget reduction legislation be enacted quickly, interest rates could fall sooner. Under such a scenario, we are prepared to quickly adopt a more aggressive approach to the tax-exempt bond market in order to more fully participate in a bond market rally. However, until such legislation is in place, we expect tax-exempt bond yields to trade in a relatively narrow range, with perhaps a slight upward bias in yields. We will continue to purchase higher-couponed, defensively oriented securities whenever they become available. We may raise cash reserves to further protect the Fund's principal, but probably not higher than 5% of net assets for any significant period of time. The scarcity of attractively priced municipal issues is expected to continue making reinvestment difficult.

Short-term tax-exempt interest rates also continued to trade in a relatively narrow range, mostly between 3.50% and 3.75%. However, in recent weeks short-term interest rates have risen to above 4%, largely in response to seasonal corporate and individual tax pressures. Historically, such pressures are short-lived and interest rates usually begin to decline by mid-May. However, throughout the six-month period, the leverage of the Preferred Stock was very favorable and has significantly augmented the yield paid to Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

June 3, 1997



MuniYield Michigan Insured Fund, Inc.               April 30, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes





MuniYield Michigan Insured Fund, Inc.                                                                       April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

S&P      Moody's   Face                                                                                           Value
Ratings  Ratings   Amount                                     Issue                                             (Note 1a)


Michigan -- 100.0%

AAA      Aaa       $1,000  Bay City, Michigan, Electric Utility Revenue Bonds, 6.60% due 1/01/2001 (b)(f)          $1,080
AAA      Aaa        5,000  Bay City, Michigan, School District, UT, 6.50% due 5/01/2008 (b)                         5,318
AAA      Aaa        1,250  Chelsea, Michigan, School District, UT, 5.875% due 5/01/2025 (c)                         1,250
                           Delta County, Michigan, Economic Development Corp., Environmental Improvement
                           Revenue Bonds, DATES (Mead Escanaba Paper) (a):
NR*      P1         1,000  Series E, 4.40% due 12/01/2023                                                           1,000
NR*      P1         2,600  Series F, 4.40% due 12/01/2013                                                           2,600
AA+      P1           900  Delta County, Michigan, Economic Development Corp., Environmental Improvement
                           Revenue  Refunding Bonds (Mead Escambia Paper), VRDN, Series D, 4.40% due
                           12/01/2023 (a)                                                                             900
AAA      Aaa        1,600  Detroit, Michigan, City School District, UT, 7.10% due 5/01/2001 (d)(f)                  1,762
AAA      Aaa        7,200  Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625% due 7/01/2001 (c)(f)            7,823
AAA      Aaa        5,000  Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25% due
                           7/01/2012 (c)                                                                            5,256
                           Eastern Michigan University, GO, Revenue Bonds:
AAA      Aaa        3,750  5.50% due 6/01/2027 (c)                                                                  3,585
AAA      Aaa        1,000  Refunding, 6.375% due 6/01/2014 (b)                                                      1,048
AAA      Aaa        4,500  Grand Ledge, Michigan, Public Schools District, UT, 6.60% due 5/01/2004 (d)(f)           4,996
                           Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds (c):
AAA      Aaa        3,000  6.25% due 1/01/2011                                                                      3,130
AAA      Aaa        3,490  6.50% due 1/01/2015                                                                      3,714
AAA      Aaa        5,000  Grand Traverse County, Michigan, Hospital Finance Authority, Hospital Revenue
                           Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)                   5,160
AAA      Aaa        1,000  Grandville, Michigan, Public Schools District, Refunding, UT, 6.60% due
                           5/01/2015 (c)                                                                            1,080
AAA      Aaa        2,500  Greenville, Michigan, Public Schools Building, GO, UT, 5.75% due 5/01/2024 (d)           2,456
AAA      Aaa        1,100  Gull Lake, Michigan, Community School District, GO, UT, 6.80% due 5/01/2001
                           (c)(f)                                                                                   1,200
AAA      Aaa        1,500  Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                           Refunding and Improvement Bonds (Bronson Methodist), 5.75% due 5/15/2016 (d)             1,483
AAA      Aaa        2,000  Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                           (Butterworth Health Systems), Series A, 5.625% due 1/15/2026 (d)                         1,919
AAA      Aaa        2,000  Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                           Refunding Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                2,313
AAA      Aaa        4,000  Lakeshore, Michigan, Public Schools District (Berrien County), UT, 5.70% due
                           5/01/2022 (d)                                                                            3,932
AAA      Aaa        1,000  Leslie, Michigan, Public Schools Building and Site Revenue Refunding Bonds
                           (Ingham and Jackson Counties), UT, 6% due 5/01/2015 (b)                                  1,026
AAA      Aaa        2,000  Lincoln Park, Michigan, School District, UT, 7% due 5/01/2020 (c)                        2,225
                           Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT
                           (a)(b):
A1       VMIG1+       100  Series XII-D, 4.60% due 10/01/2015                                                         100
AAA      VMIG1+       400  Series XII-F, 4.60% due 10/01/2020                                                         400
                           Michigan Municipal Bond Authority Revenue Bonds, Series A:
AAA      Aaa        5,000  (Local Government Loan Program), 6.125% due 12/01/2018 (c)                               5,122
AAA      Aaa        1,035  Refunding (Local Government Loan Program), 6.50% due 5/01/2012 (b)                       1,115
AAA      Aaa        1,870  Refunding (Local Government Loan Program), 6.50% due 11/01/2012 (d)                      2,015
AA       Aa         2,950  (State Revolving Fund), 6.55% due 10/01/2002 (f)                                         3,227
AA       Aa         2,000  (State Revolving Fund), 6.60% due 10/01/2002 (f)                                         2,193
AAA      Aaa        3,045  Michigan State Building Authority, Facilties Program Revenue Bonds, Series I, 6%
                           due 10/01/2004 (b)                                                                       3,226
AAA      Aaa        3,000  Michigan State Building Authority, Revenue Refunding Bonds, Series I, 6.25%
                           due 10/01/2020 (d)                                                                       3,096
                           Michigan State Hospital Finance Authority Revenue Bonds (Mercy Health Services):
AAA      Aaa        2,500  Refunding, Series T, 6.50% due 8/15/2013 (d)                                             2,700
AAA      Aaa        4,000  Series Q, 5.375% due 8/15/2026 (b)                                                       3,735
AAA      Aaa        1,100  Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Sisters
                           of Mercy Health Corp.), Series M, 6.25% due 2/15/2022 (e)                                1,134
                           Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A+       A1         7,250  (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022                            7,537
AAA      Aaa        2,500  Refunding (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (c)               2,698
A        A1         2,500  (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                              2,666
NR*      P1         3,700  Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN,
                           Series A, 4.30% due 4/15/2018 (a)                                                        3,700
AAA      Aaa        7,500  Monroe County, Michigan, Economic Development Corp., Limited Obligation, Revenue
                           Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)         8,770
                           Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT:
AAA      Aaa        2,500  Project 1, 7.65% due 9/01/2020 (c)                                                       2,724
AAA      Aaa        4,500  Series CC, 6.55% due 6/01/2024 (d)                                                       4,712
AAA      Aaa        1,500  Series I-B, 6.55% due 9/01/2024 (d)                                                      1,572
AAA      Aaa        1,000  Oakland University, Michigan, General Revenue Bonds, 5.75% due 5/15/2026 (d)               989
AAA      Aaa        1,870  Redford, Michigan, Unified School District No. 001, UT, 5.90% due 5/01/2014 (c)          1,905
AAA      Aaa        5,925  Riverview, Michigan, Community School District Building, UT, 6.70% due
                           5/01/2002 (c)(f)                                                                         6,477
                           Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds:
AA -     Aa3        2,620  Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                    2,784
AA       Aaa        1,000  (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (f)                           1,084
A1+      VMIG1+       300  (William Beaumont Hospital), VRDN, Series J, 4.40% due 1/01/2003 (a)                       300
AAA      Aaa        7,000  Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding (Detroit
                           Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                                  7,391
A1+      VMIG1+     1,000  University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                           4.50% due 12/01/2027 (a)                                                                 1,000
AAA      Aaa        3,470  Western Michigan University, General Revenue Bonds, 6.125% due 11/15/2022 (c)            3,527
AAA      Aaa        5,500  Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          5,704

Total Investments (Cost -- $152,006) -- 100.0%                                                                    159,859

Other Assets Less Liabilities -- 0.0%                                                                                  10
                                                                                                                 --------
Net Assets -- 100.0%                                                                                             $159,869
                                                                                                                 ========
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) FSA Insured.
(f) Prerefunded.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

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


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:      Investments, at value (identified cost -- $152,006,256) (Note 1a)                               $159,858,646
             Cash                                                                                                  85,507
             Interest receivable                                                                                2,887,320
             Deferred organization expenses (Note 1e)                                                               7,735
             Prepaid expenses and other assets                                                                      4,440
                                                                                                             ------------
             Total assets                                                                                     162,843,648
                                                                                                             ------------

Liabilities: Payables:
             Securities purchased                                                         $2,698,826
             Dividends to shareholders (Note 1f)                                             167,299
             Investment adviser (Note 2)                                                      65,263            2,931,388
                                                                                         -----------
             Accrued expenses and other liabilities                                                                43,044
                                                                                                             ------------
             Total liabilities                                                                                  2,974,432
                                                                                                             ------------

Net Assets:  Net assets                                                                                      $159,869,216
                                                                                                             ============

Capital:     Capital Stock (200,000,000 shares authorized) (Note 4):
             Preferred Stock, par value $.05 per share (2,000 shares of AMPS*
             issued and outstanding at $25,000 per share liquidation preference)                              $50,000,000
             Common Stock, par value $.10 per share (7,374,470 shares issued
             and outstanding)                                                               $737,447
             Paid-in capital in excess of par                                            102,771,407
             Undistributed investment income -- net                                        1,005,809
             Accumulated realized capital losses on investments -- net (Note 5)           (2,497,837)
             Unrealized appreciation on investments -- net                                 7,852,390
                                                                                         -----------
             Total -- Equivalent to $14.90 net asset value per share of Common Stock
             (market price -- $13.625)                                                                        109,869,216
                                                                                                             ------------
             Total capital                                                                                   $159,869,216
                                                                                                             ============
             * Auction Market Preferred Stock.

             See Notes to Financial Statements.

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


Statement of Operations

                                                                                                        For the Six Months Ended
                                                                                                                  April 30, 1997

Investment Income          Interest and amortization of premium and discount earned                                   $4,637,183
(Note 1d):

Expenses:                  Investment advisory fees (Note 2)                              $400,750
                           Commission fees (Note 4)                                         62,858
                           Professional fees                                                41,390
                           Accounting services (Note 2)                                     27,759
                           Transfer agent fees                                              18,913
                           Directors' fees and expenses                                     11,177
                           Printing and shareholder reports                                  9,979
                           Listing fees                                                      8,012
                           Custodian fees                                                    5,245
                           Amortization of organization expenses (Note 1e)                   3,833
                           Pricing fees                                                      3,265
                           Other                                                             7,863
                                                                                         ---------
                           Total expenses                                                                                601,044
                                                                                                                     -----------
                           Investment income -- net                                                                    4,036,139
                                                                                                                     -----------
Realized &                 Realized gain on investments -- net                                                           426,403
Unrealized                 Change in unrealized appreciation on investments -- net                                    (2,461,098)
Gain (Loss) on                                                                                                       -----------
Investments -- Net         Net Increase in Net Assets Resulting from Operations                                       $2,001,444
(Notes 1b, 1d & 3):                                                                                                  ===========

                           See Notes to Financial Statements.






Statement of Changes in Net Assets

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                         April 30, 1997      Oct. 31, 1996

Operations:      Investment income -- net                                                     $4,036,139         $8,128,933
                 Realized gain (loss) on investments -- net                                      426,403           (668,623)
                 Change in unrealized appreciation/depreciation on investments -- net         (2,461,098)           920,658
                                                                                            ------------       ------------
                 Net increase in net assets resulting from operations                          2,001,444          8,380,968
                                                                                            ------------       ------------

Dividends to     Investment income -- net:
Shareholders     Common Stock                                                                 (3,126,466)        (6,383,408)
(Note 1f):       Preferred Stock                                                                (839,320)        (1,764,240)
                                                                                            ------------       ------------
                 Net decrease in net assets resulting from dividends to shareholders          (3,965,786)        (8,147,648)
                                                                                            ------------       ------------

Net Assets:      Total increase (decrease) in net assets                                      (1,964,342)           233,320
                 Beginning of period                                                         161,833,558        161,600,238
                                                                                            ------------       ------------
                 End of period*                                                             $159,869,216       $161,833,558
                                                                                            ============       ============
                 * Undistributed investment income -- net                                     $1,005,809           $935,456
                                                                                            ============       ============
                 See Notes to Financial Statements.

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


Financial Highlights

                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                For the Year Ended
                                                                  April 30,                 October 31,
Increase (Decrease) in Net Asset Value:                             1997           1996        1995        1994        1993

Per Share           Net asset value, beginning of period           $15.16         $15.13      $13.70      $16.55      $14.14
Operating                                                       ---------      ---------   ---------   ---------   ---------
Performance:        Investment income -- net                          .54           1.11        1.13        1.13        1.13
                    Realized and unrealized gain (loss) on
                    investments -- net                               (.27)           .03        1.71       (2.76)       2.47
                                                                ---------      ---------   ---------   ---------   ---------
                    Total from investment operations                  .27           1.14        2.84       (1.63)       3.60
                                                                ---------      ---------   ---------   ---------   ---------
                    Less dividends and distributions to Common
                    Stock shareholders:
                    Investment income -- net                         (.42)          (.87)       (.86)       (.91)       (.86)
                    Realized gain on investments -- net                --             --        (.26)       (.08)         --
                                                                ---------      ---------   ---------   ---------   ---------
                    Total dividends and distributions to Common
                    Stock shareholders                               (.42)          (.87)      (1.12)       (.99)       (.86)
                                                                ---------      ---------   ---------   ---------   ---------
                    Effect of Preferred Stock activity:
                    Dividends and distributions to Preferred
                    Stock shareholders:
                    Investment income -- net                         (.11)          (.24)       (.23)       (.21)       (.19)
                    Realized gain on investments -- net                --             --        (.06)       (.02)         --
                    Capital charge resulting from issuance of
                    Preferred Stock                                    --             --          --          --        (.14)
                                                                ---------      ---------   ---------   ---------   ---------
                    Total effect of Preferred Stock activity         (.11)          (.24)       (.29)       (.23)       (.33)
                                                                ---------      ---------   ---------   ---------   ---------
                    Net asset value, end of period                 $14.90         $15.16      $15.13      $13.70      $16.55
                                                                =========      =========   =========   =========   =========
                    Market price per share, end of period         $13.625         $14.25      $13.50     $11.875     $16.625
                                                                =========      =========   =========   =========   =========

Total Investment    Based on market price per share                 (1.42%)++++    12.14%      23.73%     (23.52%)     17.03%
Return:**                                                       =========      =========   =========   =========   =========
                    Based on net asset value per share               1.33%++++      6.45%      20.20%     (11.36%)     23.59%
                                                                =========      =========   =========   =========   =========

Ratios to Average   Expenses, net of reimbursement                    .75%*          .75%        .78%        .78%        .61%
Net Assets:***                                                  =========      =========   =========   =========   =========
                    Expenses                                          .75%*          .75%        .78%        .78%        .70%
                                                                =========      =========   =========   =========   =========
                    Investment income -- net                         5.03%*         5.03%       5.44%       5.07%       5.24%
                                                                =========      =========   =========   =========   =========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                        $109,869       $111,834    $111,600    $101,047    $122,069
                                                                =========      =========   =========   =========   =========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                $50,000        $50,000     $50,000     $50,000     $50,000
                                                                =========      =========   =========   =========   =========
                    Portfolio turnover                               7.14%         21.82%      41.11%      21.76%      12.73%
                                                                =========      =========   =========   =========   =========

Leverage:           Asset coverage per $1,000                      $3,197         $3,237      $3,232      $3,021      $3,441
                                                                =========      =========   =========   =========   =========

Dividends Per Share Investment income -- net                         $420           $882        $836        $771        $695
On Preferred Stock                                              =========      =========   =========   =========   =========
Outstanding:+

                    *   Annualized.
                    **  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                    *** Do not reflect the effect of dividends to Preferred Stock shareholders
                    +   Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December
                        1, 1994.
                    ++++ Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc.                   April 30, 1997



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid for received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straightline basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $11,064,075 and $15,652,538, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                Realized                     Unrealized
                                 Gains                         Gains

Long-term investments          $426,403                     $7,852,390
                               --------                     ----------
Total                          $426,403                     $7,852,390
                               ========                     ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $7,852,390, of which $7,988,742 related to appreciated securities and $136,352 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $152,006,256.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 7,374,470. At April 30, 1997, total paid-in capital amounted to $103,508,854.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.05%.

As of April 30, 1997, there were 2,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $46,848 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $144,000, of which $125,000 expires in 2003 and $19,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068300 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred F. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIY